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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF
                                      1934

    Date of Report (date of earliest event reported)     September 2, 1997


                               -----------------


                              MEGO FINANCIAL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
          -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             1-8645                                  13-5629885
 ------------------------------          ------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)


                  4310 Paradise Road, Las Vegas, Nevada   89109
          -----------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


                                 (702) 737-3700
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -----------------------------------------------------------
          (Former name or former address, if change since last report)



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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported, on August 6, 1997, the Board of Directors of the registrant, Mego Financial Corp. (the "Company"), unanimously approved a tax-free distribution (the "Distribution") to the Company's shareholders of record on August 27, 1997 (the "Record Date"), of all of the Company's 10 million shares of common stock of its then 81.3%-owned subsidiary, Mego Mortgage Corporation ("Mego Mortgage"). The decision was made following receipt of a favorable ruling from the Internal Revenue Service establishing the tax-free status of the Distribution.

         The Distribution was consummated effective as of September 2, 1997 (the "Distribution Date"), and resulted in the Company's shareholders of record on the Record Date, receiving 0.476 shares of Mego Mortgage common stock for each share of Mego Financial common stock owned on the Record Date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Statement of Financial Condition     Page F-1
Pro Forma Condensed Consolidated Statements of Operations:
  Nine Months ended May 31, 1997                                       Page F-2
  Year Ended August 31, 1996                                           Page F-3

         The Pro Forma Condensed Consolidated Statement of Financial Condition of the Company as of May 31, 1997 reflects the financial position of the Company after giving effect to the Distribution of the stock of Mego Mortgage discussed in Item 2 and assumes the Distribution took place on May 31, 1997. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended August 31, 1996 and the nine months ended May 31, 1997 assume that the Distribution occurred on September 1, 1995, and are based on the results of operations of the Company for the year ended August 31, 1996 and the nine months ended May 31, 1997.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the dates or for the periods presented. In addition, it should be noted that the Company's actual financial statements will reflect the Distribution only from September 2, 1997, the Distribution Date.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company. Certain reclassifications have been made to these financial statements to conform to the current presentation and the historical financial statements are subject to year end audit adjustments.

(c)      EXHIBITS

         None





                                      -2-

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MEGO FINANCIAL CORP.


Dated:  September 17, 1997              By: /s/ Jerome J. Cohen
                                            --------------------------------
                                            Jerome J. Cohen, President

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

       PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (thousands of dollars, except per share amounts)
                                  (unaudited)

                                                                                           May 31, 1997
                                                                        --------------------------------------------------
                                                                        HISTORICAL     LESS:
                                                                          MFC(a)       MMC(b)      OTHER         PRO FORMA
                                                                        ----------   ----------   ---------      ---------
ASSETS
Cash, cash equivalents and restricted cash                              $   16,220   $   10,021   $       -      $   6,199
Notes receivable, net of allowance for cancellations, valuation
  discounts, and credit losses                                              64,407       24,913           -         39,494
Mortgage related securities, at fair value                                  94,298       91,348           -          2,950
Mortgage servicing rights                                                    7,751        7,751           -              -
Timeshare interests held for sale                                           34,604            -           -         34,604
Land and improvements inventory                                              2,218            -           -          2,218
Property and equipment, net of accumulated depreciation                     25,295        2,065           -         23,230
Due from MMC                                                                     -            -       6,571 (d)      6,571
Other assets                                                                20,261        6,856           -         13,405
                                                                        ----------   ----------   ---------      ---------

        TOTAL ASSETS                                                    $  265,054   $  142,954   $   6,571      $ 128,671
                                                                        ==========   ==========   =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Notes and contracts payable                                           $   99,027   $  32,837    $       -      $  66,190
  Accounts payable and accrued liabilities                                  26,477       9,971            -         16,506
  Future estimated contingency for notes receivable sold with recourse      15,605       4,893            -         10,712
  Due to MFC from MMC                                                            -       5,949        5,949 (d)          -
  Due to PEC from MMC(c)                                                                   622          622 (d)          -
  Other liabilities                                                         19,212         201            -         19,011
                                                                        ----------   ----------   ---------      ---------
Total liabilities before minority interest, subordinated debt and
  redeemable preferred stock                                               160,321       54,473       6,571        112,419
                                                                        ----------   ----------   ---------      ---------

Minority interest of consolidated subsidiary                                 9,066            -      (9,066)(e)          -
                                                                        ----------   ----------   ---------      ---------

Subordinated debt                                                           48,269       40,000           -          8,269
                                                                        ----------   ----------   ---------      ---------

Redeemable preferred stock, Series A, 12% cumulative preferred stock,
  $.01 par value, $10 redemption value, 0 shares issued and outstanding          -            -           -              -
                                                                        ----------   ----------   ---------      ---------

Total stockholders' equity                                                  47,398       48,481       9,066 (e)      7,983
                                                                        ----------   ----------   ---------      ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $  265,054   $  142,954   $   6,571      $ 128,671
                                                                        ==========   ==========   =========      =========

(a)     MFC is defined as Mego Financial Corp. and Subsidiaries.
(b)     MMC is defined as Mego Mortgage Corporation.
(c) PEC is defined as Preferred Equities Corporation, a wholly-owned subsidiary of MFC.
(d) At May 31, 1997, MMC owed MFC $5,949 and owed PEC $622, which is not included in the historical Statements of Financial Condition of MFC as it was eliminated in consolidation. The adjustment in the "Other" column reflects the receivable to MFC and PEC in the amount to be paid by MMC, on a pro forma basis.
(e) The Minority interest of consolidated subsidiary of $9,066 is adjusted in the "Other" column to eliminate minority interest after giving effect to the spin-off of MMC.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (thousands of dollars, except per share amounts)
                                  (unaudited)

                                                                                 NINE MONTHS ENDED MAY 31, 1997
                                                                    --------------------------------------------------------
                                                                    HISTORICAL       LESS:
                                                                      MFC(a)         MMC(b)        OTHER           PRO FORMA
                                                                    ----------     ----------     ---------        ---------
REVENUES:
  Timeshare interest sales, net                                     $   23,595     $        -     $       -       $   23,595
  Land sales, net                                                       12,510              -             -           12,510
  Gain on sale of notes receivable                                      30,044         28,651             -            1,393
  Net unrealized gain on mortgage related securities                     5,213          5,213             -                -
  Interest income                                                       11,280          5,940             -            5,340
  Interest expense - MMC                                                     -         (3,922)       (3,922)(d)            -
  Financial income                                                       2,799          1,924         1,180 (c)        2,055
  Other                                                                  4,920              -             -            4,920
                                                                    ----------     ----------     ---------       ----------

        Total revenues                                                  90,361         37,806        (2,742)          49,813
                                                                    ----------     ----------     ---------       ----------

COSTS AND EXPENSES:
  Direct cost of sales of timeshare interests and land and
    incidental operations                                                7,119              -             -            7,119
  Commissions and selling                                               24,952              -             -           24,952
  Interest expense                                                      10,493            220        (3,922)(d)        6,351
  Other expenses                                                         6,890          5,488             -            1,402
  General and administrative                                            28,119         14,566             -           13,553
    Servicing fees paid to PEC from MMC(c)                                   -          1,180         1,180 (c)            -
                                                                    ----------     ----------     ---------       ----------

        Total costs and expenses                                        77,573         21,454        (2,742)          53,377
                                                                    ----------     ----------     ---------       ----------

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST                 12,788         16,352             -           (3,564)

INCOME TAXES (BENEFIT)                                                   1,221          6,230             -           (5,009)

MINORITY INTEREST                                                        1,493              -        (1,493)(f)            -
                                                                    ----------     ----------     ---------       ----------

NET INCOME APPLICABLE TO COMMON STOCK                               $   10,074     $   10,122     $   1,493       $    1,445
                                                                    ==========     ==========     =========       ==========

EARNINGS PER COMMON SHARE:
  Primary:
    Net income                                                      $     0.52                                    $     0.07
                                                                    ==========                                    ==========
    Weighted-average number of common shares and
      common share equivalents outstanding                          19,497,659                                    19,497,659
                                                                    ==========                                    ==========
  Fully Diluted:
    Net income                                                      $     0.52                                    $     0.07
                                                                    ==========                                    ==========
    Weighted-average number of common shares and
      common share equivalents outstanding                          19,497,659                                    19,497,659
                                                                    ==========                                    ==========

(a)     MFC is defined as Mego Financial Corp. and Subsidiaries.
(b)     MMC is defined as Mego Mortgage Corporation.
(c)     PEC is defined as Preferred Equities Corporation.
(d) Interest expense related to MMC's warehouse debt is included in Interest expense on MFC's Consolidated Statements of Operations while on MMC's Statements of Operations the Interest expense is netted with Interest income. The Interest expense relating to MMC of $3,922 is subtracted from the Interest expense line in the REVENUES section and $3,922 is subtracted from the Interest expense line in the COST AND EXPENSES section for pro forma results.
(e) Expenses incurred by MMC for services performed by PEC have been eliminated during consolidation and need to be added back for pro forma results.
(f) The minority interest relating to MMC would not exist on a pro forma basis after giving effect to the spin-off.

                     MEGO FINANCIAL CORP. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (thousands of dollars, except per share amounts)
                                  (unaudited)

                                                                                   YEAR ENDED AUGUST 31, 1996
                                                                    --------------------------------------------------------
                                                                    HISTORICAL       LESS:
                                                                      MFC(a)         MMC(b)        OTHER           PRO FORMA
                                                                    ----------     ----------     ---------        ---------
REVENUES:
  Timeshare interest sales, net                                     $   27,778     $        -     $       -       $   27,778
  Land sales, net                                                       17,968              -             -           17,968
  Gain on sale of notes receivable                                      17,655         16,539             -            1,116
  Net unrealized gain on mortgage related securities                     2,697          2,697             -                -
  Interest income                                                        8,698          2,104             -            6,594
  Interest expense - MMC                                                     -         (1,116)       (1,116)(d)            -
  Financial income                                                       3,892          3,348           709 (e)        1,253
  Other                                                                  6,652              -             -            6,652
                                                                    ----------     ----------     ---------       ----------

        Total revenues                                                  85,340         23,572          (407)          61,361
                                                                    ----------     ----------     ---------       ----------

COSTS AND EXPENSES:
  Direct cost of timeshare interests and land sales and
    incidental operations                                                8,099              -             -            8,099
  Commissions and selling                                               30,351              -             -           30,351
  Interest expense                                                       8,597            167        (1,116)(d)        7,314
  Other expenses                                                         1,975            449             -            1,526
  General and administrative                                            28,300         11,092             -           17,208
    Servicing fees paid to PEC from MMC(c)                                   -            709           709 (c)            -
                                                                    ----------     ----------     ---------       ----------

        Total costs and expenses                                        77,322         12,417          (407)          64,498
                                                                    ----------     ----------     ---------       ----------

INCOME (LOSS) BEFORE INCOME TAXES                                        8,018         11,155             -           (3,137)

INCOME TAXES (BENEFIT)                                                   3,167          4,235             -           (1,068)
                                                                    ----------     ----------     ---------       ----------

NET INCOME (LOSS)                                                        4,851          6,920             -           (2,069)

CUMULATIVE PREFERRED STOCK DIVIDENDS                                       240              -             -              240
                                                                    ----------     ----------     ---------       ----------

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK                        $    4,611     $    6,920     $       -       $   (2,309)
                                                                    ==========     ==========     =========       ==========

EARNINGS (LOSS) PER COMMON SHARE:
  Primary:
    Net income (loss)                                               $     0.24                                    $    (0.12)
                                                                    ==========                                    ==========
    Weighted-average number of common shares and
      common share equivalents outstanding                          19,087,387                                    19,087,387
                                                                    ==========                                    ==========
  Fully Diluted:
    Net income (loss)                                               $     0.24                                    $    (0.12)
                                                                    ==========                                    ==========
    Weighted-average number of common shares and
      common share equivalents outstanding                          19,087,387                                    19,087,387
                                                                    ==========                                    ==========

(a)     MFC is defined as Mego Financial Corp. and Subsidiaries.
(b)     MMC is defined as Mego Mortgage Corporation.
(c)     PEC is defined as Preferred Equities Corporation.
(d) Interest expense related to MMC's warehouse debt is included in Interest expense on MFC's Consolidated Statements of Operations while on MMC's Statements of Operations the Interest expense is netted with Interest income. The Interest expense relating to MMC of $1,116 is subtracted from the Interest expense line in the REVENUES section and $1,116 is subtracted from the Interest expense line in the COST AND EXPENSES section for pro forma results.
(e) Expenses incurred by MMC for services performed by PEC have been eliminated during consolidation and need to be added back for pro forma results.